Rule 497 (e)
                                                       Registration No. 33-69760
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DELAFIELD FUND, INC.
                                            600 Fifth Avenue, New York, NY 10020
                                            (212) 830-5220
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                         SUPPLEMENT DATED APRIL 20, 2001
        TO THE STATEMENT OF ADDITIONAL INFORMATION DATED APRIL 28, 2000,
                       AS SUPPLEMENTED ON OCTOBER 31, 2000

                      RELATING TO THE DELAFIELD FUND, INC.
                         PROSPECTUS DATED APRIL 28, 2000

Effective March 31, 2001 Reich & Tang Asset Management L.P. became Reich & Tang Asset Management, LLC. The first seven paragraphs under section V. "Investment Advisory And Other Services" have been deleted and replaced with the following:

     V. INVESTMENT ADVISORY AND OTHER SERVICES

     The investment manager for the Fund is the Delafield Asset Management Division of Reich & Tang Asset Management, LLC (the "Manager"), a Delaware limited liability company with principal offices at 600 Fifth Avenue, New York, New York 10020. The Manager was as of March 31, 2001, investment manager, adviser, or sub-adviser with respect to assets aggregating in excess of $15.3 billion. In addition to the Fund, the Manager acts as investment manager and administrator of thirteen other investment companies and also advises pension trusts, profit-sharing trusts and endowments.

     The Manager is a registered investment adviser whose origins date back to 1970. CDC IXIS Asset Management North America, L.P. ("CDCIAMNA") is the managing member and owner of a 99.5% membership interest in Reich & Tang Asset Management, LLC, a limited liability company. CDC IXIS Asset Management Holdings, LLC, wholly-owned by CDCIAMNA, is the owner of the remaining 0.5% membership interest in the Manager. CDCIAMNA's general partner, CDC IXIS Asset Management US, LLC ("CDCIAMUS"), is a wholly-owned subsidiary of CDC IXIS Asset Management US Corporation ("CDCIAMUSC"). CDCIAMUSC is the sole limited partner of CDCIAMNA. CDCIAMUSC is a wholly-owned subsidiary of CDC IXIS Asset Management S.A., a French company ("CDCIAM"). CDCIAM is majority-owned by CDC Finance-CDC IXIS and indirectly owned, through CDC Finance-CDC IXIS, Caisse Nationale des Caisses D'Epargne and CNP Assurances, by Caisse des Depots et Consignations ("CDC"). CDC was created by French Government legislation and currently is supervised by the French Parliament.

     The eighteen principal subsidiaries or affiliated asset management firms of CDCIANMA, collectively, have more than $134 billion in assets under management or administration as of March 31, 2001.

     J. Dennis Delafield is an affiliated person of both the Fund and the Manager by virtue of being a five percent holder of the Fund and an officer of the Manager.

     The Investment Management Contract was approved by the shareholders on October 10, 2000 and is effective as of October 30, 2000. On July 25, 2000, the Board of Directors, including a majority of the directors who are not interested persons (as defined in the 1940 Act) of the Fund or the Manager, approved the Investment Management Contract for an initial term of two years, extending until June 30, 2002. The contract may be continued in force after the initial term for successive twelve-month periods beginning each July 1, provided that such majority vote of the Funds outstanding voting securities or by a majority of the directors who are not parties to the Investment Management Contract or interested persons of any such party, by votes cast in person at a meeting called for the purpose of voting on such matter.

In addition, any reference to Reich & Tang Asset Management L.P. should be read as Reich & Tang Asset Management, LLC.